Derivatives and Hedging Activities	12 Months Ended
Dec. 31, 2014
Derivatives and Hedging Activities [Abstract]
Derivatives and Hedging Activities

Note 11. Derivatives and Hedging Activities

The Company carries out transactions involving foreign currency exchange derivative financial instruments. The transactions are designed to hedge the Company's exposure in currencies other than the U.S. dollar. The Company is primarily exposed to foreign exchange risk with respect to recognized assets and liabilities, forecasted transactions and net assets denominated in the New Israeli Shekel (“NIS”) and the Euro. The Company manages its foreign currency exposures on a consolidated basis, which allows the Company to net exposures and take advantage of any natural offsets. In addition, the Company uses derivative instruments to reduce the net exposure to foreign exchange. Gains and losses on the hedging instruments offset losses and gains on the hedged items. Financial markets and currency volatility may limit the Company's ability to hedge these exposures.

The following table summarizes the consolidated balance sheets classification and fair values of the Company's derivative instruments:

		Fair Value		Notional Amount
		December 31,	December 31,	December 31,	December 31,
	Balance sheet location	2014	2013	2014	2013
		(U.S. $ in thousands)
Assets derivatives -Foreign exchange contracts, not designated as hedging instruments	Other current assets	$3,753	$301	$45,000	$12,490
Assets derivatives -Foreign exchange contracts, designated as cash flow hedge	Other current assets	-	153	-	5,760
Liability derivatives -Foreign exchange contracts, not designated as hedging instruments	Accrued expenses and other current liabilities	(2,901)	(1,543)	18,424	54,000
Liability derivatives -Foreign exchange contracts, designated as cash flow hedge	Accrued expenses and other current liabilities	(1,243)	-	38,426	-
		$(391)	$(1,089)	$101,850	$72,250

Foreign exchange forward contracts are valued primarily based on observable inputs, including interest rate curves and both forward and spot prices for currencies (Level 2 inputs).

As of December 31, 2014, the Company had foreign exchange forward contracts, not designated as hedging instruments in effect for the conversion of $45.0 million into €33.9 million and $18.4 million into NIS 66.3 million. These derivatives are primarily used to reduce the impact of foreign currency fluctuations on certain balance sheet exposures. With respect to such derivatives, gain of $4.4 million was recognized under financial income (expense), net for the year ended December 31, 2014. Such gain partially offset the revaluation of the balance sheet items, which are also recorded under financial income (expense), net.

As of December 31, 2014, the Company had foreign exchange forward contracts in effect for the conversion of $38.4 million designated as a cash flow hedge for accounting purposes. The Company uses short-term cash flow hedge contracts to reduce its exposure to variability in expected future cash flows resulting mainly from payroll costs denominated in New Israeli Shekels. The net changes in fair value of those contracts of $1.4 million and $0.2 million for the years ended December 31, 2014 and 2013, respectively, are included in the Company's accumulated other comprehensive income (loss). These contracts mature through September 30, 2015.